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                                                                    Exhibit 10.4
                            MICHAEL BAKER CORPORATION
                           1995 STOCK INCENTIVE PLAN,
                       AS AMENDED EFFECTIVE APRIL 23, 1998

    The purposes of the 1995 Stock Incentive Plan (the "Plan") are to encourage eligible employees of Michael Baker Corporation (the "Corporation") and its subsidiaries to increase their efforts to make the Corporation and each Subsidiary more successful, to provide an additional inducement for such employees to remain with the Corporation or a Subsidiary, to reward such employees by providing an opportunity to acquire shares of the Common Stock, par value $1.00 per share, of the Corporation (the "Common Stock") on favorable terms and to provide a means through which the Corporation may attract able persons to enter the employ of the Corporation or one of its Subsidiaries. For the purposes of the Plan, the term "Subsidiary" means any Corporation in an unbroken chain of corporations beginning with the Corporation, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing at least fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

                                    SECTION 1
                                 ADMINISTRATION

    The Plan shall be administered by a committee (the "Committee") to be appointed from time to time by the Corporation's Board of Directors (the "Board") which hereafter shall consist of not less than two members of the Board, each of whom shall on January 1, 1995, or at the time of appointment to the Committee subsequent thereto and at all times during service as a member of the Committee be (i) a "disinterested person" as that term is then defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "1934 Act") or any successor rule and (ii) an "outside director" under Section 162(m)(4)(c) of the Internal Revenue Code of 1986 (the "Code"), or any successor provision.

    The Committee shall interpret the Plan and prescribe such rules, regulations and procedures in connection with the operation of the Plan as it shall deem to be necessary and advisable for the administration of the Plan consistent with the purposes of the Plan. All questions of interpretation and application of the Plan, or as to grants under the Plan, shall be subject to the determination of the Committee, which shall be final and binding.

    The Committee shall keep records of action taken at its meetings. A majority of the Committee shall constitute a quorum at any meeting, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all the members of the Committees, shall be the acts of the Committee.

                                    SECTION 2
                                   ELIGIBILITY

    Those key employees of the Corporation or any Subsidiary (including, but not limited to, covered employees as defined in Section 162(m)(3) of the Code, or any successor provision) who share responsibility for the management, growth or protection of the business of the Corporation or any Subsidiary shall be eligible to be granted stock options as described herein.

    Subject to the provisions of the Plan, the Committee shall have full and final authority, in its discretion, to grant stock options as described herein and to determine the employees to whom any such grant shall be made and the


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number of shares to be covered  thereby.  In determining  the eligibility of any employee,  as well as in determining  the number of shares covered by each grant
of  a  stock  option,   the  Committee  shall  consider  the  position  and  the
responsibilities of the employee being considered, the nature and value to the Corporation or a Subsidiary of his or her services, his or her present and/or potential contribution to the success of the Corporation or a Subsidiary and such other factors as the Committee may deem relevant.

                                    SECTION 3
                         SHARES AVAILABLE UNDER THE PLAN

    The aggregate number of shares of the Common Stock which may be issued and as to which grants of stock options may be made under the Plan is 1,500,000 shares, subject to adjustment and substitution as set forth in Section 6. If any stock option granted under the Plan is canceled by mutual consent or terminates or expires for any reason without having been exercised in full, the number of shares subject thereto shall again be available for purposes of the Plan. If shares of Common Stock are forfeited to the Corporation pursuant to the restrictions applicable, the shares so forfeited shall not again be available for purposes of the Plan unless during the period such shares were outstanding, the grantee received no dividends or other "benefits of ownership" from such shares. The shares which may be issued under the Plan may be either authorized but unissued shares or treasury shares or partly each, as shall be determined from time to time by the Board.

                                    SECTION 4
                             GRANT OF STOCK OPTIONS

    The Committee shall have authority, in its discretion, to grant "incentive stock options" pursuant to Section 422 of the Code, to grant "nonstatutory stock options" (i.e., stock options which do not qualify under Sections 422 or 423 of the Code) or to grant both types of stock options (but not in tandem).

    During the duration of the Plan, the maximum number of shares as to which stock options may be granted and as to which shares may be awarded under the Plan to any one employee during any calendar year is 100,000 shares, subject to adjustment and substitution as set forth in Section 6. For the purposes of this limitation, any adjustment or substitution made pursuant to Section 6 with respect to the maximum number of shares set forth in the preceding sentence shall also be made with respect to any shares subject to stock options previously granted under the plan to such employee during the same calendar year.

    Notwithstanding any other provision contained in the Plan or in any stock option agreement referred to in Section 5(F) but subject to the possible exercise of the Committee's discretion contemplated in the last sentence of this
Section 4, the aggregate fair market value, determined as provided in Section 5(G) on the date of grant, of the shares with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year under all plans of the corporation employing such employee, any parent or subsidiary corporation of such corporation and any predecessor corporation of any such corporation shall not exceed $100,000. If the date on which one or more of such incentive stock options could first be exercised would be accelerated pursuant to any provision of the Plan or any stock option agreement, and the acceleration of such exercise date would result in a violation of the limitation set forth in the proceeding sentence, then, notwithstanding any such provision, but subject to the provisions of the next succeeding sentence, the exercise dates of such incentive stock options shall be accelerated only to the date or dates, if any, that do not result in a violation of such limitation and, in


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such event,  the exercise  dates of the incentive  stock options with the lowest option prices shall be accelerated to the earliest such dates. The Committee may, in its discretion, authorize the acceleration of the exercise date of one or more incentive stock options even if such acceleration would violate the $100,000 limitation set forth in the first sentence of this paragraph and even if such incentive stock options are thereby converted in whole or in part to nonstatutory stock options.

    The Committee may accept the cancellation of outstanding stock options in return for the grant of new stock options for the same or a different number of shares and at the same or a different option price.

                                    SECTION 5
                      TERMS AND CONDITIONS OF STOCK OPTIONS

    Stock options granted under the Plan shall be subject to the following terms and conditions:

     (A) The purchase price at which each stock option may be exercised (the "option price") shall be such price as the Committee, in its discretion, shall determine but shall not be less than one hundred percent (100%) of the fair market value per share of the Common Stock covered by the stock option on the date of grant, except that in the case of an incentive stock option granted to an employee who, immediately prior to such grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or any Subsidiary (a "Ten Percent Employee"), the option price shall not be less than one hundred ten percent (110%) of such fair market value on the date of grant. For purposes of this
          Section 5(A), the fair market value of the Common Stock shall be determined as provided in Section 5(G). For purposes of this Section 5(A), an individual (i) shall be considered as owning not only shares of stock owned individually but also all shares of stock that are at the time owned, directly or indirectly, by or for the spouse, ancestors, lineal descendants, and brothers and sisters (whether by the whole or half blood) of such individual and (ii) shall be considered as owning proportionately any shares owned, directly or indirectly, by or for any corporation, partnership, estate or trust in which such individual is a shareholder, partner or beneficiary.

     (B) The option price for each stock option shall be paid in full upon exercise and shall be payable in cash in United States dollars (including check, bank draft or money order), which may include cash forwarded through a broker or other agent-sponsored exercise or financing program; provided, however, that in lieu of such cash the person exercising the stock option may (if authorized by the Committee at the time of grant in the case of an incentive stock option, or at any time in the case of a nonstatutory stock option) pay the option price in whole or in part by delivering to the Corporation shares of the Common Stock having fair market value on the date of exercise of the stock option, determined as provided in Section 5(G), equal to the option price for the shares being purchased; except that (i) any portion of the option price representing a fraction of a share shall in any event be paid in cash and (ii) no shares of the Common Stock which have been held for less than six months may be delivered in


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          payment  of  the  option  price  of a  stock  option.  If  the  person
          exercising  a  stock  option   participates   in  a  broker  or  other
          agent-sponsored exercise or financing program, the Corporation will cooperate with all reasonable procedures of the broker or other agent to permit participation by the person exercising the stock option in the exercise or financing program. Notwithstanding any procedure of the broker or other agent-sponsored program, if the option price is paid in cash, the exercise of the stock option shall not be deemed to occur and no shares of the Common Stock will be issued until the Corporation has received full payment in cash (including check, bank draft or money order) for the option price from the broker or other agent. The date of exercise of a stock option shall be determined under procedures established by the Committee, and as of the date of exercise the person exercising the stock option shall be considered for all purposes to be the owner of the shares with respect to which the stock option has been exercised. Payment of the option price with shares shall not increase the number of shares of the Common Stock which may be issued under the Plan as provided in Section 3.

     (C) No stock option shall be exercisable by a grantee during the first six months of its term, except that this limitation on exercise shall not apply if Section 7(B) becomes applicable. No stock option shall be exercisable after the expiration of ten years (five years in the case of incentive stock option granted to a Ten Percent Employee) from the date of grant. A stock option to the extent exercisable at any time may be exercised in whole or in part.

     (D) No stock option shall be transferable by the grantee otherwise than by will, or if the grantee dies intestate, by the laws of descent and distribution of the state of domicile of the grantee at the time of death. All stock options shall be exercisable during the lifetime of the grantee only by the grantee.

     (E) Subject to the provisions of Section 4 in the case of incentive stock options, unless the Committee, in its discretion, shall otherwise determine:

           (i) If the employment of a grantee who is not disabled within the meaning of Section 422(c)(6) of the Code (a "Disabled Grantee") is voluntarily or involuntarily terminated with the consent of the Corporation or Subsidiary or a grantee retires under any retirement plan of the Corporation or a Subsidiary, any then outstanding incentive stock option held by such grantee shall be exercisable by the grantee (but only to the extent exercisable by the grantee immediately prior to the termination of employment) at any time prior to the expiration date of such incentive stock option or within three months after the date of termination of employment, whichever is the shorter period;

          (ii) If the employment of a grantee who is not a Disabled Grantee


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               is voluntarily or  involuntarily  terminated  with consent of the
               Corporation or a Subsidiary, any then outstanding nonstatutory stock option held by such grantee shall be exercisable by the grantee (but only to the extent exercisable by the grantee immediately prior to the termination of employment) at any time prior to the expiration date of such nonstatutory stock option or within one year after the date of termination of employment, whichever is the shorter period;

         (iii) If the employment of a grantee who is a Disabled Grantee is voluntarily or involuntarily terminated with the consent of the Corporation or a Subsidiary, any then outstanding stock option held by such grantee shall be exercisable by the grantee in full (whether or not so exercisable by the grantee immediately prior to the termination of employment) by the grantee at any time prior to the expiration date of such stock option or within one year after the date of termination of employment, whichever is the shorter period;

          (iv) If a grantee retires under any retirement plan of the Corporation or a Subsidiary, any then outstanding nonstatutory stock option held by such grantee shall be exercisable by the grantee (but only to the extent exercisable by the grantee immediately prior to such retirement) at any time prior to the expiration date of such nonstatutory stock option or within three years after the date of retirement, whichever is the shorter period;

           (v) Following the death of a grantee during employment, any outstanding stock option held by the grantee at the time of death shall be exercisable in full (whether or not so exercisable by the grantee immediately prior to the death of the grantee) by the person entitled to do so under the will of the grantee, or, if the grantee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the grantee at any time prior to the expiration date of such stock option or within one year after the date of death, whichever is the shorter period;

          (vi) Following the death of a grantee after termination of employment during a period when a stock option is exercisable, any outstanding stock option held by the grantee at the time of death shall be exercisable by such person entitled to do so under the will of the grantee by such legal representative (but only to the extent the stock option was exercisable by the grantee immediately prior to the death of the grantee) at any time prior to the expiration date of such stock option or within one year after the date of death, whichever is the shorter period; and

         (vii) If a grantee of a stock option (a) engages in the operation or


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               management  of a business  (whether as owner,  partner,  officer, director, employee or otherwise and whether during or after termination of employment) which is in competition with the Corporation or any of its Subsidiaries, (provided, however, that this clause shall not apply if Section 7(C) applies following termination of employment), (b) induces or attempts to induce any customer, supplier, licensee or other individual, corporation or other business organization having a business relationship with the Corporation or any of its Subsidiaries to cease doing business with the Corporation or any of its Subsidiaries or in any way interferes with the relationship between any such customer, supplier, licensee or other person and the Corporation or any of its Subsidiaries or (c) solicits any employee of the Corporation or any of its Subsidiaries to leave the employment thereof or in any way interferes with the relationship of such employee with the Corporation or any of its Subsidiaries, the Committee, in its discretion, may immediately terminate all outstanding stock options held by the grantee. Whether a grantee has engaged in any of the activities referred to in the preceding sentence which would cause the outstanding stock options to be terminated shall be determined, in its discretion, by the Committee, and any such determination by the Committee shall be final and binding.

     (F) All stock options shall be confirmed by an agreement, or an amendment thereto, which shall be executed on behalf of the Corporation by the President and Chief Executive Officer, the Chief Financial Officer or any Vice President and by the grantee. The agreement confirming a stock option shall specify whether the stock option is an incentive stock option or a nonstatutory stock option. The provisions of such agreements need not be identical.

     (G) Fair market value of the Common Stock shall be the mean between the following prices, as applicable, for the date as of which fair market value is to be determined as quoted in The Wall Street Journal (or in such other reliable publication as the Committee, in its discretion, may determine to rely upon): (i) if the Common Stock is listed on the American or the New York Stock Exchange, the highest and lowest sales prices per share of the Common Stock as quoted in the Composite Transactions listing for such exchange on such date, (ii) if the Common Stock is not listed on either such exchange, the highest and lowest sales prices per share of the Common Stock for such date on (or on any composite index including) the principal United States securities exchange registered under the 1934 Act on which the Common Stock is listed, or (iii) if the Common Stock is not listed on any such exchange, the highest and lowest sales prices per share of the Common Stock for such date on the National Association of Securities Dealers Automated Quotation System or any successor system then in use ("NASDAQ"). If there are no such sale price quotations for the date as of which fair market value is to be determined but there are such sale price quotations within a reasonable period both before and after such


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          date,  then fair market value shall be determined by taking a weighted average of the means between the highest and lowest sales prices per share of the Common Stock as so quoted on the nearest date before and the nearest date after the date as of which fair market value is to be determined. The average should be weighted inversely by the respective numbers of trading days between the selling dates and the date as of which fair market value is to be determined. If there are no such sale price quotations on or within a reasonable period both before and after the date as of which fair market value is to be determined, then fair market value of the Common Stock shall be the mean between the bona fide bid and asked prices per share of Common Stock as so quoted for such date on NASDAQ, or if none, the weighted average of the means between such bona fide bid and asked prices on the nearest trading date before and the nearest trading date after the date as of which fair market value is to be determined, if both such dates are within a reasonable period. The average is to be determined in the manner described above in this Section 5(G). If the fair market value of the Common Stock cannot be determined on the basis previously set forth in this Section 5(G) for the date as of which fair market value is to be determined, the Committee shall in good faith determine the fair market value of the Common Stock on such date. Fair market value shall
          be  determined   without  regard  to  any  restriction  other  than  a
          restriction which, by its terms, will never lapse.

     (H) The obligation of the Corporation to issue shares of the Common Stock under the Plan shall be subject to (i) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such shares, if deemed necessary or appropriate by counsel for the Corporation, (ii) the condition that the shares shall have been listed (or authorized for listing upon official notice of issuance) upon the American Stock Exchange or each such other stock exchange, if any, on which the Common Stock shares may then be listed and (iii) all other applicable laws, regulations, rules and orders which may then be in effect.

     Subject to the foregoing provisions of this Section 5 and the other provisions of the Plan, any stock option granted under the Plan may be exercised at such times and in such amounts and be subject to such restrictions and other terms and conditions, if any, as shall be determined, in its discretion, by the Committee and set forth in the agreement referred to in Section 5(F), or an amendment thereto.


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                                    SECTION 6
                      ADJUSTMENT AND SUBSTITUTION OF SHARES

     If a dividend or other distribution shall be declared upon the Common Stock payable in shares of the Common Stock, the number of shares of the Common Stock subject to any outstanding stock options and the number of shares of the Common Stock which may be issued under the Plan but are not subject to outstanding stock options and the maximum number of shares as to which stock options may be granted and as to which shares may be awarded under the Plan to any employee during any calendar year under Section 4 on the date fixed for determining the shareholders entitled to receive such stock dividend or distribution shall be adjusted by adding thereto the number of shares of the Common Stock which would have been distributable thereon if such shares had been outstanding on such date.

     If the outstanding shares of the Common Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Corporation or another corporation, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of the Common Stock subject to any then outstanding stock option and for each share of the Common Stock which may be issued under the Plan but which is not then subject to any outstanding stock option, the number and kind of shares of stock or other securities into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchangeable.

     In case of any adjustment or substitution as provided for in the first two paragraphs of this Section 6, the aggregate option price for all shares subject to each then outstanding stock option prior to such adjustment or substitution shall be the aggregate option price for all shares of stock or other securities (including any fraction) to which such shares shall have been adjusted or which shall have been substituted for such shares. Any new option price per share shall be carried to at least three decimal places with the last decimal place rounded upwards to the nearest whole number.

     If the outstanding shares of the Common Stock shall be changed in value by reason of any spin-off, split-off or split-up, or dividend in partial liquidation, dividend in property other than cash, or extraordinary distribution to shareholders of the Common Stock, the Committee shall make any adjustments to any then outstanding stock option which it determines are equitably required to prevent dilution or enlargement of the rights of optionees which would otherwise result from any such transaction.

     No adjustment or substitution provided for in this Section 6 shall require the Corporation to issue or sell a fraction of a share or other security. Accordingly, all fractional shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution.

     If any such adjustment or substitution provided for in this Section 6 requires the approval of shareholders in order to enable the Corporation to


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grant incentive stock options,  then no such adjustment or substitution shall be made without the required shareholder approval. Notwithstanding the foregoing, in the case of incentive stock options, if the effect of any such adjustment or substitution would be to cause the stock option to fail to continue to qualify as an incentive stock option or to cause a modification, extension or renewal of such stock option within the meaning of Section 424 of the Code, the Committee may elect that such adjustment or substitution not be made but rather shall use reasonable efforts to effect such other adjustment of each then outstanding stock option as the Committee, in its discretion, shall deem equitable and which will not result in any disqualification, modification, extension or renewal (within the meaning of Section 424 of the Code) of such incentive stock option.

     Except as provided in this Section 6, a grantee shall have no rights by reason of any issue by the Corporation of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.


                                    SECTION 7
                       ADDITIONAL RIGHTS IN CERTAIN EVENTS

(A)  Definitions

     For purposes of this Section 7, the following terms shall have the following meanings:

     (1) The term "Person" shall be used as that term is used in Section 13(d) and 14(d) of the 1934 Act as in effect on the effective date of the Plan.

     (2) "Beneficial Ownership" shall be determined as provided in Rule 13d-3 under the 1934 Act as in effect on the effective date of the Plan.

     (3) "Voting Shares" shall mean all securities of a company entitling the holders thereof to vote in an annual election of directors (without consideration of the rights of any class of stock other than the Common Stock to elect directors by a separate class vote); and a specified percentage of "Voting Power" of a company shall mean such number of the Voting Shares as shall enable the holders thereof to cast such percentage of all the votes which could be cast in an annual election of directors (without consideration of the rights of any class of stock other than Common Stock to elect directors by a separate class vote).

     (4) "Tender Offer" shall mean a tender offer or exchange offer to acquire securities of the Corporation (other than such offer made by the Corporation or any Subsidiary), whether or not such offer is approved or opposed by the Board.

     (5)  "Continuing Directors" shall mean a director of the Corporation who


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          either (a) was a director of the  Corporation on the effective date of the Plan or (b) is an individual whose election, or nomination for election, as a director of the Corporation was approved by a vote of at least two-thirds of the directors then still in office who were
          Continuing   Directors   (other  than  an  individual   whose  initial
          assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Corporation which would be subject to Rule 14a-11 under the 1934 Act, or any successor Rule).

     (6) "Section 7 Event" shall mean the date upon which any of the following events occur:

          (a) The Corporation acquires actual knowledge that any Person other than the Corporation, a Subsidiary, the Corporation's Stock Ownership Plan and Trust or any employee benefit plan(s) sponsored by the Corporation has acquired the Beneficial Ownership, directly or indirectly, of securities of the Corporation entitling such Person to 20% or more of the Voting Power of the Corporation;

          (b) A Tender Offer is made to acquire securities of the Corporation entitling the holders thereof to 20% or more of the Voting Power of the Corporation; or

          (c) A solicitation subject to Rule 14a-11 under the 1934 Act (or any successor Rule) relating to the election or removal of 50% or more of the members of any class of the Board shall be made by any person other than the Corporation or less than 51% of the members of the Board shall be Continuing Directors; or

          (d) The shareholders of the Corporation shall approve a merger, consolidation, share exchange, division or sale or other disposition of assets of the Corporation as a result of which the shareholders of the Corporation immediately prior to such transaction shall not hold, directly or indirectly, immediately following such transaction a majority of the Voting Power of (i) in the case of a merger or consolidation, the surviving or resulting corporation, (ii) in the case of a share exchange, the acquiring corporation or (iii) in the case of a division or a sale or other disposition of assets, each surviving, resulting or acquiring corporation which, immediately following the transaction, holds more than 10% of the consolidated assets of the Corporation immediately prior to the transaction;

provided, however, that (i) if securities beneficially owned by a grantee are included in determining the Beneficial Ownership of a Person referred to in paragraph 6(a), (ii) a grantee is required to be named pursuant to Item 2 of the
Schedule 14D-I (or any similar successor filing requirement) required to be filed by the bidder making a Tender Offer referred to in paragraph 6(b) or (iii) if a grantee is a "participant" as defined in Rule 14a-11 under the 1934

Act (or any successor rule) in a solicitation (other than a solicitation by the Corporation) referred to in paragraph 6(c), then no Section 7 Event with respect to such grantee shall be deemed to have occurred by reason of such event.

(B)  Acceleration of the Exercise Date of Stock Options.

     Subject to the provisions of Section 4 in the case of incentive stock options, unless the agreement referred to in Section 5(F), or an amendment thereto, shall otherwise provide, notwithstanding any other provision contained in the Plan, in case any "Section 7 Event" occurs all outstanding stock options (other than those held by a person referred to in the proviso to Section 7(A)(6)) shall become immediately and fully exercisable whether or not otherwise exercisable by their terms.

(C)  Extension of the Expiration Date of Stock Options.

     Subject to the provisions of Section 4 in the case of incentive stock options, unless the agreement referred to in Section 5(F), or an amendment thereto, shall otherwise provide, notwithstanding any other provision contained in the Plan, all stock options held by a grantee (other than a grantee referred to in the proviso to Section 7(A)(6)) whose employment with the Corporation or a Subsidiary terminates within one year of any Section 7 Event for any reason other than voluntary termination with the consent of the Corporation or a Subsidiary, retirement under any retirement plan of the Corporation or a Subsidiary or death, which are exercisable shall continue to be exercisable for a period of one year from the date of such termination of employment, but in no event after the expiration date of the stock option.


                                    SECTION 8
          EFFECT OF THE PLAN ON THE RIGHTS OF EMPLOYEES AND EMPLOYER

     Neither the adoption of the Plan nor any action of the Board or the Committee pursuant to the Plan shall be deemed to give any employee any right to be granted a stock option under the Plan. Nothing in the Plan, in any stock option, or in any agreement providing for a stock option shall confer any right on any employee to continue in the employ of the Corporation or any Subsidiary or interfere in any way with the rights of the Corporation or any Subsidiary to terminate the employment of any employee at any time.


                                    SECTION 9
                                   WITHHOLDING

     To the extent required by applicable Federal, state, local or foreign law, the person exercising the stock option shall make arrangements satisfactory to the Corporation, in its discretion, for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Corporation shall not be required to issue any Common Stock under the Plan until such obligations are satisfied.

                                   SECTION 10
                                    AMENDMENT

     The right to alter and amend the Plan at any time and from time to time and the right to revoke or terminate the Plan are hereby specifically reserved to the Board; provided that no such alteration or amendment of the Plan shall, without shareholder approval (i) increase the number of shares which may be issued under the Plan as set forth in Section 3, (ii) increase the maximum number of shares as to which stock options may be granted and as to which shares may be awarded under the Plan to any one employee during any one calendar year as set forth in Section 4, (iii) materially increase the benefits accruing under the Plan to persons subject to the provisions of Section 16(b) of the 1934 Act,
(iv) materially modify the requirements as to eligibility for participation in the Plan by persons subject to the provisions of Section 16(b) of the 1934 Act,
(v) make any changes in the class of employees eligible to receive incentive stock options under the Plan or (vi) extend the duration of the Plan. No alteration, amendment, revocations or termination of the Plan shall, without the written consent of the holder of stock options under the Plan, adversely affect the rights of such holder with respect thereto.


                                   SECTION 11
                       EFFECTIVE DATE AND DURATION OF PLAN

     The effective date of the Plan shall be January 1, 1995, and the date of adoption of the Plan by the Board shall be December 15, 1994, provided that such adoption of the Plan by the Board is approved by a majority of the votes cast at a duly held meeting of shareholders held on or prior to December 1, 1995, at which a quorum representing a majority of the outstanding voting stock of the Corporation is, either in person or by proxy, present and voting. No stock option granted under the Plan may be exercised until after such approval. No stock option may be granted under the Plan subsequent to December 14, 2004.